--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================